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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 25, 2005


                            THE KEITH COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         CALIFORNIA                    000-26561                 33-0203193
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                               19 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
               (Address of Principal Executive Offices, Zip Code)

                                 (949) 923-6001
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 25, 2005, we entered into a fourth amendment (the "FOURTH AMENDMENT") to the Credit Agreement (the "CREDIT AGREEMENT") dated as of September 4, 2001, by and between The Keith Companies, Inc. and Wells Fargo Bank, National Association. Among other things, the Fourth Amendment extends the maturity date on the line of credit until October 1, 2005.

     The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Credit Agreement or any amendment thereto, including the Fourth Amendment. A copy of the Fourth Amendment to the Credit Agreement is attached to this Form 8-K as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)

EXHIBIT NO.       DESCRIPTION

10.1 Fourth Amendment to Credit Agreement dated as of May 25, 2005, by and between The Keith Companies, Inc. and Wells Fargo Bank, National Association.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE KEITH COMPANIES, INC.



May 25, 2005                  By: /s/ Gary C. Campanaro
                                 -----------------------------------------------
                                 Name:   Gary C. Campanaro
                                 Title:  Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

10.1 Fourth Amendment to Credit Agreement dated as of May 25, 2005, by and between The Keith Companies, Inc. and Wells Fargo Bank, National Association.